Exhibit 10.5
                             SUBSCRIPTION AGREEMENT

Atomic Paintball, Inc.
219 Josey Lane
Red Oak, Texas 75154

         The undersigned (the "Purchaser") hereby tenders this subscription and applies to purchase from Atomic Paintball, Inc. (the "Company") Series A Preferred Stock at a purchase price of $0.25 per share as set forth on the following page. The undersigned hereby tenders a certified check (payable to the order of "Atomic Paintball, Inc. -Special Account") in the amount set forth on the following page. The undersigned hereby represents and warrants to, and covenants with the Company as follows:

         1. Relationship to Company; Investment Sophistication. The undersigned either has (a) a pre-existing personal or business relationship with the Company, or (b) such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Common Stock and of making an informed investment decision.

         2. Investor Qualifications. Please initial and complete whichever of the following statements applies to you:

Accredited Investors (a)-(c):

_____ (a) I certify that I am an "accredited investor" because my individual income from all sources for each of the two most recently ended calendar years exceeded $200,000 or, together with that of my spouse, exceeded $300,000, and I reasonably expect that my income from all sources for the current year will be individually in excess of $200,000 or, together with that of my spouse, will exceed $ 300,000.

_____(b) I certify that I am an "accredited investor" because I have an individual net worth, or I and my spouse have a joint net worth, in excess of $1,000,000.

______(c) Purchaser is not a natural person and Purchaser certifies that it is an "accredited investor" because it meets one of the qualifying conditions specified in Regulation D, which is specifically that Purchaser is:

                  ______________________________________________________________

                  ______________________________________________________________

                  ______________________________________________________________

         (d)Purchaser   is  a  corporation  or  partnership   and  each  of  its
shareholders or partners meets at least one of the following conditions:

         (A) each shareholder or partner is a natural person who falls within at least one of the categories described in 2(a) or (b) above; or

         (B) each shareholder or partner is a corporation, partnership or other entity which meets the description of at least one of the organizations in 2(d)(A) above.

         3. Investment risk; Access to Information. The undersigned has been informed and is aware that an investment in the Company's Preferred Stock involves a degree of risk and speculation, including the risk of losing the entire investment, and has carefully read and considered in their entirety the Risk Factors set forth in Annex A attached to this Subscription Agreement and made a part hereof for all purposes. The undersigned understands that there are no guarantees of a return on an investment in the Preferred Stock or the Common Stock into which it is convertible. The undersigned has been afforded an opportunity to meet with the Company's management and to ask and to receive answers to any questions about this offering and the business and affairs of the Company and to obtain any additional information which the Company possesses, or which it can acquire without unreasonable effort and expense, that may be necessary to verify the accuracy of information desired by the undersigned.

         4. Purchase for Own Account. The Preferred Stock is being acquired by the undersigned for the personal account of the undersigned for investment only and not with a view to, or for resale in connection with any distribution thereof or of any interest therein, and no one else has any beneficial ownership or interest in the Preferred Stock being acquired by the undersigned (except as set forth below) nor is any Preferred Stock to be subject to any lien or pledge.

         5. Lack of Liquidity; Restrictions on Transfer. (a) The undersigned understands and agrees that the Preferred Stock (and the Common Stock into which it is convertible) will be subject to significant restrictions on transferability, cannot be transferred or assigned except in certain limited circumstances, that there will be no public market therefore; and, accordingly, that it may not be possible to the undersigned readily, if at all, to liquidate the undersigned's investment in the Preferred Stock (or the Common Stock into which it is convertible). The undersigned represents that the undersigned can afford to bear the risks of an investment in the Preferred Stock for an indefinite period of time, and has adequate means of providing for the undersigned's current financial needs and contingencies. The undersigned understands and acknowledges that the Preferred Stock is being offered and sold pursuant to one or more exemptions from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and from the registration or qualification requirements of applicable state securities laws.

         (b) Purchaser understands that Purchaser must bear the economic risk of an investment in the Shares indefinitely because none of the Shares may be sold, pledged or otherwise transferred unless subsequently registered under the


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

Securities Act and applicable state securities laws or unless an exemption from registration is available; that there is no market for the Shares and it is unlikely one will develop; and that each certificate representing the Shares will bear substantially the following legend until such restriction is no longer required by law:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REQUIREMENTS OF ALL SUCH LAWS. THE TRANSFER OF THE SECURITIES IS FURTHER RESTRICTED BY THE COMPANY'S ARTICLES OF INCORPORATION, AS AMENDED, AND THE CERTIFICATE OF DESIGNATIONS, COPIES OF WHICH ARE AVAILABLE WITHOUT COST UPON WRITTEN REQUEST AT THE COMPANY'S PRINCIPAL OFFICES.

         6. Governing Law; Binding Effect. This Subscription Agreement shall be governed by, and interpreted in accordance with, the law of the State of Texas. This Subscription Agreement shall survive the death or disability of the undersigned, and shall be binding on his or her heirs or successors in interest.

         7. Limitation of Liability. The Company and the Purchaser acknowledge that Subsection N of Section 33 of the Texas Securities Act (entitled Limitation of Liability in Small Business Issuances) limits the potential liability of a person who has been engaged to provide services relating to offers of securities such as the issuance of the Shares by the Company to the Purchaser to three times the fee paid by the issuer or other seller to the person for the services, unless the trier of fact finds the person engaged in intentional wrongdoing in providing the services. The Company and the Purchaser agree that this limitation of potential liability shall apply to this offering of the Shares and that this required disclosure was provided.

         8. Piggyback Registration Rights. If any Shares of Preferred Stock, or shares of Common Stock into which such shares have been converted (collectively, the "Registrable Securities"), are outstanding and held by the Purchaser, the Company shall use its best efforts to include the Registrable Shares in any registration statement filed by the Company with the Securities and Exchange Commission (other than a registration statement on Form S-8 or Form S-4) to the extent requisite to permit the public offering and sale of the Registrable Securities and will use its reasonable efforts to cause such registration statement to become effective as promptly as practicable. Notwithstanding the foregoing, the Company or the managing underwriter, if any, of such offering may elect to exclude all or a portion of the Registrable Securities if the offering of such Registrable Securities would adversely affect the market for the Company's securities or the Company's business plans. As used herein, the "Registrable Securities" shall mean the Registrable Securities that have not


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

been previously sold or that may not be resold pursuant to Rule 144 promulgated under the Securities Act or other available exemption. Notwithstanding the foregoing, the Company shall not in any event be required to keep any such registration or qualification in effect for a period in excess of two years from the date on which the Purchaser acquires the Preferred Stock. In connection with registration of securities pursuant to this Agreement, the Company shall bear all expenses incurred in connection with such registration statement, except that the Purchaser shall pay all fees and expenses with respect to its shares, including broker/dealer commissions, underwriting discounts, the expenses of such underwriter, fees and disbursements of counsel of Purchaser and any stock transfer taxes incurred with respect of the Registrable Securities of Purchaser.

                            [SIGNATURE PAGE FOLLOWS]



























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

         IN WITNESS WHEREOF, the undersigned executes and agrees to be bound by this Subscription Agreement.

Date: _______, 2003                $_____________    ___________
                                   Purchase Price    Shares of Preferred Stock


______________________________     U.S. Citizenship:Yes:____ No:_____
Signature


______________________________     ______________________________
Signature of Spouse                Name(s) of Owner(s) (Print)

                                   ______________________________


If Joint Ownership, Check one:     ______________________________
                                   Address of Primary Residence

____Joint Tenants, with            ______________________________
    Rights of Survivorship         City State Zip
____Tenants in Common              ______________________________

____Community Property             ______________________________
                                   Social Security Number(s) (or Tax Id No.)

Entity Purchaser

Name of Entity:______________________________

By:    ______________________________
Name:  ______________________________
Title: ______________________________

Tax Id No.______________________________


ACCEPTED BY ATOMIC PAINTBALL, INC.:

______________________________
By: Barbara J. Smith               Date:______________________________
Title: President





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

                                     Annex A

                                  RISK FACTORS

An investment in the shares involves a high degree of risk, including a risk of loss of an investor's entire investment in Atomic Paintball, Inc. Prospective investors should consider carefully the following risk factors before purchasing any shares.

         We are a development stage company, with no significant history of operations. We were incorporated on May 8, 2001, and are, therefore, a start up company with very little operating history or revenues. We need to receive substantially all of the maximum proceeds of this offering to proceed with our business plan.

         Even if we sell all of the shares offered, we will not have significant funds to conduct business. We are only seeking to raise $100,000. As a result, we will still be considered an extremely small company, even if we sell all of the stock we are trying to sell. Because we will have so little money, any financial reversal could totally wipe out any reserve we had hoped to have.

         Competition in the Paintball industry is increasing and will continue to increase as the sagging economy continues to rebound and we may not be able to compete and survive. If we fail to attract and retain a customer base we will not develop significant revenues or market share. We will compete with a variety of other outdoor entertainment venues; including well established paintball fields, speedways, and dirt tracks, many of which have much more money then we do.

         Because this is a "best efforts" offering, we have no assurances that any of our stock will be sold. This offering is being conducted on a "best efforts"; basis. As such, no assurances are given as to what level of proceeds, if any, will be obtained. In the event we fail to obtain all or substantially all of the proceeds sought in this offering, our ability to effectuate our business plan will be materially adversely affected, and investors may lose all or substantially all of their investment. No assurances are given that the subscription proceeds that may be received by us will be sufficient to sustain our operations prior to our anticipated receipt of revenues from customers.

         We have no underwriters so no other party with a financial interest has reviewed this offering for fairness. We are offering these shares through our sole director and officer and are not using an underwriter. As a result, no other person sophisticated in financial affairs has reviewed this offering to determine if it is fair or if our business plan makes financial sense.

         We may fail to remain a going concern. Our independent certified public accountants have pointed out that we have an accumulated deficit and negative working capital such that our ability to continue as a going concern is dependent upon obtaining additional capital and financing for our planned principal operations. We are conducting this offering to generate the capital necessary to finance at least our initial operations. As a result, our ability to continue as a going concern is dependent upon us receiving the maximum proceeds of this offering.


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

         We have no history of profits and no assurances of profits ever developing. As with most development stage companies, we have experienced losses since inception. If only limited funds are raised in this offering, the risk of our financial failure is high. We have been dependent upon loans from members of management to sustain our development activities to date. In our discretion, if we receive the maximum proceeds sought to be raised, the entire principal amount of this loan, including interest, will probably be repaid.

         Our success will depend greatly upon our president and vice-president. Barbara J. Smith serves as both the Director as well as President and Alton K. Smith serves as Vice-president and Secretary. The loss of either of their services may hamper our ability to implement our business plan, and could cause our stock to become worthless. We will be heavily dependent upon Mrs. Smiths' entrepreneurial skills and experience to implement our business plan. Their inability to devote full time and attention to the affairs of Atomic Paintball, Inc. could hinder our growth.

         We do not have an employment agreement with either Barbara or Alton Smith and there is no assurance that either will continue to manage our affairs in the future. We could lose the services of both parties, or they could decide to join a competitor or otherwise compete with us directly or indirectly, having a negative affect on our business and potentially causing the price of our stock to be worthless. The services of either Barbara or Alton Smith would be difficult to replace.

         Both Barbara and Alton Smith have limited experience in the area of paintball or outside entertainment business on or off the Internet. Neither party is a paintball professional or entertainer by trade. We will likely need to rely on others who understand that business better than Ms. Smith. Because of this lack of experience, we may overestimate the marketability of our products and may underestimate the costs and difficulties of selling the products. These difficulties could prevent us from accurately determining the feasibility of our business plan, limiting our profitability, if any, and decreasing the value of our stock.

         Our management will have voting control of us, even if all of the shares offered are sold. Our management, inclusive of our board of directors, owns 400,000 shares of our outstanding common stock. After completion of this offering, assuming all of the shares offered hereby are sold, our management will continue to control at least 50% of our voting securities, without giving effect to (i) a stock option plan that the Company intends to adopt covering up 2,000,000 shares of our common stock, or (ii) any additional issuances of our common stock or other securities to management and/or others, in our management's sole discretion. As a result, our management will effectively control our affairs, including the election of all of our board of directors, the issuance of additional shares of common stock for a stock option plan or otherwise, the distribution and timing of dividends, if any, any merger or acquisition involving the Company and all other matters.



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

         Because we only have two officers, the compensation of our officers will at the discretion of both parties. Because they will own 50% collectively, Barbara J. Smith 30% and Alton K. Smith 20 % of our company, jointly they will likely continue to control our board of directors. As a result, Mr. and Mrs. Smith will be entitled to establish the amount of their compensation, including the amount of any bonuses paid to them. In addition, because we do not have any independent directors, there will be no oversight of the reasonableness of any bonuses paid to either Barbara or Alton Smith or other officers, if added.

         Because the price at which the shares are offered is higher than our current per share value, immediate dilution of value of our stock will occur. We are authorized to issue a substantial number of shares of common stock in addition to the preferred shares comprising the shares offered hereby, as well as potentially additional shares of preferred stock in such series and with such designating rights and preferences as may be determined by our board of directors in its sole discretion.

         This offering itself involves immediate and substantial dilution to investors. Any securities issued in the future, including issuances to management, could reduce the proportionate ownership, economic interests and voting rights of any holders of shares of our preferred stock purchased in this offering.

         Because we have issued shares that may become eligible for resale under Rule 144, a large amount of our stock could be sold, potentially depressing our stock price. All of our presently outstanding shares of common stock aggregating 400,000 shares of common stock are "restricted securities"; as defined under Rule 144 promulgated under the Securities Act and may only be sold pursuant thereto or otherwise pursuant to an effective registration statement or an exemption from registration, if available, Rule 144, as amended, generally provides that a person who has satisfied a one year holding period for such restricted securities may sell, within any three-month period (provided we have become public and are current in our reporting obligations under the Exchange
Act) subject to certain manner of resale provisions, an amount of restricted securities which does not exceed the greater of 1% of a company's outstanding common stock or the average weekly trading volume in such securities during the four calendar weeks prior to such sale. Barbara J. Smith and Alton K. Smith, our principal executive officers, owns an aggregate of 240,000 restricted shares for which the one year holding period expires on May 8, 2003. In addition, all of our other shareholders' common stock will be eligible to use Rule 144 on September 22, 2004. A sale of shares by such security holders, whether pursuant to Rule 144 or otherwise, may have a depressing effect upon the price of our common stock in any market that might develop.

         Because we do not expect to pay dividends on our preferred or common stock in the foreseeable future, shareholders may have no way to recoup any of their investment. We intend for the foreseeable future to retain earnings, if any, for the future operation and expansion of our business and do not anticipate paying dividends on our shares of common stock for the foreseeable future.



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

         There is no public market for our shares and should be considered an illiquid investment. There is currently no market for any of our shares and no assurances are given that a public market for such securities will develop or be sustained if developed. As such, investors may not be able to readily dispose of any shares purchased hereby.

         Our stock will probably be subject to the penny stock regulations and may be more difficult to sell than other registered stock. In the event we become public, as to which there are no assurances, we will likely be subject to the penny stock regulations. Broker-dealer practices in connection with transactions in "penny stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the risks in the penny stock market.

The broker-dealer also must provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker-dealer make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. As our shares immediately following any public offering, if successful, will likely be subject to such penny stock rules, investors in this offering will in all likelihood find it more difficult to sell their securities.